UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

CULLINAN THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39856	81-3879991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street Suite 1350
Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 410-4650

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CGEM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 10, 2026, Cullinan Therapeutics, Inc. (the “Company”) issued a press release announcing that the Company is presenting updated clinical data from its Phase 1 OUTRACE clinical trials for CLN-978 in patients with treatment-refractory rheumatoid arthritis (“RA”) and treatment-refractory moderate to severe systemic lupus erythematosus (“SLE”) and initial data from the Phase 1b/2a clinical trial in velinotamig in patients with treatment-refractory SLE being conducted by Chongqing Genrix Biopharmaceutical Co., Ltd. (“Genrix”) in China. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

CLN-978

On June 10, 2026, the Company shared updated clinical data from its Phase 1 OUTRACE clinical trials for CLN-978 in patients with treatment-refractory RA (“OUTRACE RA”) and in patients with treatment-refractory moderate to severe SLE (“OUTRACE SLE”).

As of May 20, 2026, new multi-dose data in the Phase 1 OUTRACE RA clinical trial demonstrate the robust efficacy profile of CLN-978 observed in two heavily pre-treated, poly-refractory patients, including a DAS28-ESR remission in one patient. A patient refractory to immediate prior rituximab experienced a DAS28-ESR remission, with a baseline disease score of 4.0 quickly reduced to 2.2 at week four and maintained through the latest follow-up at week eight. The achievement of clinical remission in this patient was associated with rapid reduction in RA-associated autoantibodies.

As of May 20, 2026, safety data for the first three patients with SLE treated with a multi-dose regimen in the Phase 1 OUTRACE SLE clinical trial are consistent with the favorable safety profile observed in the initial RA multi-dose cohort presented by the Company at the European Alliance of Associations for Rheumatology 2026 Congress (“EULAR”).

Clinical observations in SLE patients with nephritis, notably rapid improvement in proteinuria, support planned evaluation of CLN-978 in patients with lupus nephritis, with Phase 2a expansion expected to begin in early 2027.

The Company plans to report additional multi-dose regimen data for RA in the third quarter of 2026 and for SLE in the fourth quarter of 2026.

Velinotamig

On June 10, 2026, the Company shared initial clinical data from the Phase 1b/2a clinical trial for velinotamig in patients with treatment-refractory SLE being conducted by Genrix in China.

As of May 15, 2026, in the first two patients with refractory SLE who had completed treatment with four intravenous doses of velinotamig (3 µg/kg on day 1 followed by three doses of 10 µg/kg), both patients experienced rapid and marked reductions in SLEDAI-2K scores and proteinuria. Both patients achieved complete renal response. The patients’ SLEDAI-2K scores were 16 and 14 at baseline, respectively, and at the latest follow-up at week eight were zero and two, respectively. Clinical improvements correlated with pharmacodynamic changes consistent with the mechanism of action of velinotamig. Velinotamig demonstrated a favorable safety profile in both patients, with no cytokine release syndrome or immune effector cell-associated neurotoxicity syndrome observed.

Additional multi-dose regimen data in patients with SLE from the Genrix clinical trial in China are expected be shared in the fourth quarter of 2026. The Company plans to initiate a Phase 1/2a clinical trial in the first quarter of 2027 in patients with autoimmune cytopenias, including immune thrombocytopenia and autoimmune hemolytic anemia, autoantibody-mediated diseases with high unmet need.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this Current Report on Form 8-K that are not historical facts may be considered “forward-looking statements,” including statements regarding the initial safety data and observed efficacy from the Company’s ongoing Phase 1 OUTRACE RA and OUTRACE SLE clinical trials for CLN-978, the initial safety data and observed efficacy from the ongoing Phase 1 clinical trial in velinotamig, the clinical and therapeutic potential of both CLN-978 and velinotamig, including their therapeutic potential in additional indications, and the Company's clinical development plans and anticipated development timelines for CLN-978 and velinotamig. The clinical trials referenced in this Current Report on Form 8-K are ongoing, and the data described are interim, subject to change, and based on data available as of a specified date. As patient enrollment continues and additional follow-up data is obtained, the reported safety profile and other clinical outcomes may change materially. There can be no assurance that the interim results will be predictive of final clinical trial results or that additional data will confirm or support these observations. Forward-looking statements are typically, but not always, identified by the use of words such as “estimate,” “expect,” and other similar terminology. Any forward-looking statements in this Current Report on Form 8-K are based on management’s current expectations and beliefs of future events and are subject to known and unknown risks and uncertainties that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, but are not limited to, uncertainty regarding the timing and results of clinical trial data and regulatory submissions, the risk that any INDs, NDAs or other global regulatory submissions the Company may file with the United States Food and Drug Administration or other global regulatory agencies are not cleared on the Company’s expected timelines, or at all, the success of the Company’s clinical trials and preclinical studies, the risks related to the Company’s ability to protect and maintain the Company’s intellectual property position, the risks related to manufacturing, supply, and distribution of the Company’s product candidates, the risk that any one or more of the Company’s product candidates, including those that are co-developed, will not be successfully developed and commercialized, the risk that the results of preclinical studies or clinical trials will not be predictive of future results in connection with future studies or clinical trials, and the success of any collaboration, partnership, license or similar agreements, along with the risks detailed in the Company’s recent filings on Forms 10-K and 10-Q with the Securities and Exchange Commission. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause its views to change, except to the extent required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K. Any forward-looking statement included in this Current Report on Form 8-K speaks only as of the date on which it was made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Cullinan Therapeutics, Inc. on June 10, 2026, furnished herewith
104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLINAN THERAPEUTICS, INC.

Date:	June 10, 2026	By:	/s/ Mary Kay Fenton
Mary Kay Fenton Chief Financial Officer